SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 16, 2002
                                                   ----------------------

                              MACROCHEM CORPORATION
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                       0-13634                 04-2744744
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
        Incorporation)                  File Number)         Identification No.)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                 Registrant's telephone number: (781) 862-4003
                                                ----------------------


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events

         Attached is a Press Release issued by the Registrant on October 11, 2002 (the "Press Release").


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits:
         --------

         99.1.    Press Release of the Registrant dated October 11, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MacroChem Corporation


Date:  October 16, 2002           By:/s/  Bernard R. Patriacca
                                  --------------------------------------------
                                  Name:  Bernard R. Patriacca
                                  Title: Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


The following designated exhibit is filed herewith:


99.1     Press Release of the Registrant dated October 11, 2002.